UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5406

Smith Barney New Jersey Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: September 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

NEW JERSEY

MUNICIPALS FUND INC.

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   SEPTEMBER 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

For the first time in four years, the Federal Reserve Board (“Fed”)i pushed short-term interest rates higher during the six months ended September 30, 2004. The Fed raised its target for the closely watched federal funds rateii by 0.25% on three occasions, increasing it from a four-decade low of 1.00% at the end of June to 1.75% in September. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00%. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

Although inflation picked up earlier this year, recently reported figures were benign. The U.S. economy grew at a more moderate rate during the second quarter versus the first, according to data released in September,iii albeit at a significantly stronger pace than the second quarter of last year. Following robust results in the early spring, labor market growth tapered off, picked up in the late summer and held steady through the end of the period.iv

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. Municipal bonds returned -2.37%v in the second quarter amid expectations that the Fed was positioning to push rates higher. Given that bond prices had already factored in rate hikes to a significant extent during the second quarter, and coupling this with investors’ reaction to a lack of inflationary pressures, bond prices bounced back in the third quarter. Yieldsvi correspondingly dropped to levels virtually in line with those when the period began, and municipal bonds finished the period in modestly positive territory on a total return basis, which includes reinvested dividend income.v

On a local level, the Lehman Brothers New Jersey Municipal Bond Index returned 1.39% over the six months ending September 30, 2004.vii The broader-based Lehman Brothers Municipal Bond Index returned 1.43%v.

Given the portfolio manager’s view prior to the period that interest rates were poised to rise, and that recent figures could potentially understate actual

1       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

inflation, the fund assumed a defensive posture in terms of its overall duration. This low-duration approach to managing interest rate risk limited the fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as during the third quarter, when municipal bonds collectively returned 3.89%.v However, the fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring. In the recent market environment, the portfolio manager believes his defensive approach to reducing potential volatility was more prudent than a longer-duration strategy.

Performance Review

Within this environment, the fund performed as follows: For the six months ended September 30, 2004, Class A shares of the Smith Barney New Jersey Municipals Fund, excluding sales charges, returned 1.21%. These shares underperformed the fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 1.43% for the same period. The fund outperformed the Lipper New Jersey municipal debt funds category average1, which was 0.92%.

PERFORMANCE SNAPSHOT

AS OF SEPTEMBER 30, 2004

(excluding sales charges)

6 Months

Class A Shares	1.21%

Lehman Brothers Municipal Bond Index	1.43%

Lipper New Jersey Municipal Debt Funds Category Average	0.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.85% and Class C shares returned 0.84% over the six months ended September 30, 2004.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended September 30, 2004, calculated among the 56 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

2       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Special Shareholder Notice

Effective April 29, 2004, Class L shares were renamed Class C shares. The current expenses, management fees, and sales charges have not changed.

Effective April 29, 2004, the Board appointed David Fare Co-Portfolio Manager of the fund, joining Joe Deane in managing the fund. Mr. Fare is Vice President and Investment Officer of the fund. Mr. Fare is an investment officer of the fund’s advisor, Smith Barney Fund Management LLC. Mr. Fare is a Director of Citigroup Global Markets Inc. (“CGM”) and portfolio manager of Citigroup Asset Management. He has been with CGM or its predecessor firms since 1989. Mr. Fare holds a B.A. from St. John’s University.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

3       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 10, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. Portfolio holdings may include lower-rated securities, which present greater risk of loss of principal and interest than higher-rated securities. This may magnify the fund’s losses from events affecting a particular issuer. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). GDP is a market value of goods and services produced by labor and property in a given country.
iv	Source: Bureau of Labor Statistics.
[v]	Source: Based upon the performance of the Lehman Brothers Municipal Bond Index over the referenced period, which is a broad measure of the municipal bond market with maturities of at least one year.
vi	Yields are based upon data reflecting average yields of a universe of municipal bonds over the stated period derived via data on Bloomberg L.P.
vii	Source: Based upon the performance of the Lehman Brothers New Jersey Municipal Bond Index over the referenced period, which is a broad measure of the New Jersey municipal bond market with maturities of at least one year.

4       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown*

March 31, 2004

September 30, 2004

*	As a percentage of total investments. Please note that Portfolio holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.21%	$1,000.00	$1,012.10	0.72%	$3.63

Class B	0.85	1,000.00	1,008.50	1.26	6.34

Class C(4)	0.84	1,000.00	1,008.40	1.29	6.49

(1)	For the six months ended September 30, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.46	0.72%	$3.65

Class B	5.00	1,000.00	1,018.75	1.26	6.38

Class C(3)	5.00	1,000.00	1,018.60	1.29	6.53

(1)	For the six months ended September 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Education — 10.1%
		New Jersey EDA Revenue:
$ 400,000	Aa2*	Princeton Montessori Society, Series S, LOC-Banque
		National de Paris, 6.500% due 6/1/12	$401,572
9,470,000	A+	School Facilities Construction, Series F, 5.000% due 6/15/26 (b)	9,711,011
		New Jersey State Educational Facilities Financing Authority Revenue:
845,000	NR	Caldwell College, Series A, 7.250% due 7/1/25	871,356
550,000	BBB	Monmouth University, Series D, 5.125% due 7/1/24	558,283
		Ramapo College, Series D, AMBAC-Insured:
750,000	AAA	5.000% due 7/1/21	787,095
1,000,000	AAA	5.000% due 7/1/31	1,022,880
		Rowan University, FGIC-Insured:
2,610,000	AAA	Series C, 5.000% due 7/1/21	2,755,403
1,000,000	AAA	Series K, 5.000% due 7/1/33	1,025,730
1,250,000	AAA	Seton Hall University Project, Series F, AMBAC-Insured, 5.000% due 7/1/21	1,300,663
1,000,000	BB+	St. Peter’s College, Series B, 5.375% due 7/1/18	984,180
1,400,000	AAA	New Jersey State Higher Education Assistance Authority, Student Loan Revenue, NJ Class Loan Program, Series A, MBIA-Insured, 5.800% due 6/1/16 (c)	1,416,352
		Rutgers State University Revenue:
600,000	AA	Refunding, Series A, 6.400% due 5/1/13	706,212
1,905,000	AA	Series U, 5.000% due 5/1/21	1,985,600

			23,526,337

General Obligation — 6.9%
2,040,000	AAA	Atlantic City GO, FSA-Insured, 5.000% due 12/15/15	2,196,040
		Branchburg Township Board of Education GO, FGIC-Insured:
1,015,000	AAA	5.000% due 7/15/24	1,058,746
1,000,000	AAA	5.000% due 7/15/30	1,025,340
		Freehold Township Board of Education GO, MBIA-Insured:
1,375,000	AAA	5.000% due 7/15/23	1,449,126
1,205,000	AAA	5.000% due 7/15/24	1,263,430
200,000	AAA	Hudson County GO, FGIC-Insured, 6.550% due 7/1/10	238,210
500,000	AAA	Jersey City GO, Series 1991B, FSA-Insured, 8.400% due 5/15/06	551,395
650,000	AAA	Lakewood Township School District GO, Series 92, AMBAC-Insured, 6.250% due 2/15/11	769,827
2,500,000	AAA	Middletown Township Board of Education GO, FSA-Insured, 5.000% due 8/1/27	2,561,950
		Morris Township GO:
550,000	AA	6.550% due 7/1/09	643,571
550,000	AA	6.550% due 7/1/10	653,796
500,000	AA	6.550% due 7/1/11	602,700
1,500,000	AAA	North Bergen Township GO, FSA-Insured, 8.000% due 8/15/07	1,746,270

See Notes to Financial Statements.

8        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued) September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
General Obligation — 6.9% (continued)
		West Windsor/Plainsboro GO, Regional School District:
$ 180,000	AA	6.750% due 4/1/06	$192,838
490,000	AA	6.750% due 4/1/07	545,478
435,000	AA	6.800% due 4/1/08	499,319
170,000	AA	6.800% due 4/1/09	199,988

			16,198,024

Hospital — 16.4%
		Camden County Improvement Authority Revenue:
3,775,000	BBB	Health Care Redevelopment Project, Cooper Health, 5.875% due 2/15/15 (b)	3,971,715
1,000,000	AAA	Health Systems, Catholic Health East, Series B, AMBAC-Insured, 5.000% due 11/15/18	1,054,420
2,500,000	AAA	New Jersey EDA, Nursing Home Revenue, RWJ Health Care Corp., FSA-Insured, 6.500% due 7/1/24	2,565,500
		New Jersey Health Care Facilities Financing Authority Revenue:
200,000	AAA	Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured, 6.500% due 7/1/12	200,812
1,000,000	CCC	Columbus Hospital, Series A, 7.500% due 7/1/21	977,790
665,000	B	East Orange General Hospital, Series B, 7.750% due 7/1/20	660,112
		Pascack Valley Hospital Association:
2,000,000	B+	5.125% due 7/1/18	1,652,160
5,000,000	B+	5.125% due 7/1/28 (b)	3,790,400
3,700,000	NR	Raritan Bay Medical Center, 7.250% due 7/1/27 (b)	3,815,662
		Robert Wood Johnson University Hospital:
8,000,000	A	5.700% due 7/1/20 (b)	8,610,000
3,000,000	A	5.750% due 7/1/31 (b)	3,207,900
2,000,000	Baa1*	Southern Ocean County Hospital, Series A, 6.250% due 7/1/23	2,027,980
2,000,000	BBB-	St. Elizabeth’s Hospital, 6.000% due 7/1/14	2,056,120
1,935,000	BBB	St. Mary Hospital (Escrowed to maturity with state and local government securities), 5.875% due 7/1/12	2,149,321
1,500,000	AAA	University of Medicine & Dentistry, Series A, MBIA-Insured, 5.000% due 9/1/22	1,571,025

			38,310,917

Housing: Multi-Family — 0.7%
1,500,000	AAA	Newark Housing Financing Corp., Mortgage Revenue Refunding, Manor Apartments, Series A, FHA-Insured, 7.500% due 2/15/24	1,536,525

Housing: Single-Family — 0.1%
290,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue Series A, GNMA-Collateralized, 6.500% due 3/1/25 (c)	297,021

See Notes to Financial Statements.

9        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Industrial Development — 6.2%
$1,000,000	AAA	New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp., Series A, AMBAC-Insured, 6.350% due 10/1/22	$1,024,960
		New Jersey EDA Revenue:
		Cadbury Corp. Project, Series A, ACA-Insured:
750,000	A	5.500% due 7/1/18	782,115
1,250,000	A	5.500% due 7/1/28	1,267,675
		First Mortgage, Fellowship Village, Series A:
2,000,000	BBB-	5.500% due 1/1/18	2,001,620
2,500,000	BBB-	5.500% due 1/1/25	2,472,700
		Harrogate Inc., Series A:
2,000,000	BBB	5.750% due 12/1/16	2,058,140
1,500,000	BBB	5.875% due 12/1/26	1,509,465
		Sr. Mortgage, Arbor Glen, Series A:
970,000	AAA	Call 5/15/09 @ 102, 6.000% due 5/15/28 (d)	1,128,246
2,280,000	NR	6.000% due 5/15/28	2,119,853

			14,364,774

Life Care — 5.3%
		New Jersey EDA, EDR:
385,000	Aaa*	Eagle Rock Convalescent, Inc., GNMA-Collateralized, 7.375% due 12/20/06	386,663
5,250,000	BB+	Refunding, United Methodist Homes, 5.125% due 7/1/25 (b)	4,708,567
		New Jersey EDA Revenue:
		Department of Human Services:
500,000	A	5.000% due 7/1/22	515,160
450,000	A	5.200% due 7/1/32	460,026
		First Mortgage, Keswick Pines:
2,885,000	NR	5.700% due 1/1/18	2,876,749
2,800,000	NR	5.750% due 1/1/24	2,739,184
645,000	AAA	New Jersey Health Care Facilities Financing Authority Revenue, Spectrum for Living, Series B, FHA-Insured, 6.500% due 2/1/22	648,096

			12,334,445

Miscellaneous — 18.0%
615,000	A	Atlantic City COP, Series 1991, 8.875% due 1/15/13	827,027
2,500,000	AAA	Atlantic County COP, Public Facilities Lease Agreements, FGIC-Insured, 7.400% due 3/1/09	2,986,025
5,000,000	AAA	Casino Reinvestment Development Authority, Parking Fee Revenue, Series A, FSA-Insured, 5.250% due 10/1/16 (b)	5,396,600
3,120,000	AAA	Essex County Improvement Authority Revenue, MBIA/FHA-Insured, 5.900% due 1/1/25 (b)	3,129,048
225,000	A+	Hudson County Improvement Authority, (Essential Purpose Pooled Governmental Loan Project), Series 1986, Remarketed 11/1/90, 7.600% due 8/1/25	225,954

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Miscellaneous — 18.0% (continued)
		Lafayette Yard, Community Development, (Hotel and Conference Center Project), MBIA-Insured, (Pre-refunded — Escrowed with state and local government securities to 4/1/10 Call @ 101):
$ 500,000	Aaa*	5.625% due 4/1/21	$574,595
2,100,000	Aaa*	5.800% due 4/1/35	2,431,842
1,500,000	AAA	Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19	1,563,645
1,700,000	AAA	Middlesex County Improvement Authority Revenue, Golf Course Projects, County Guaranteed, 5.250% due 6/1/26	1,808,443
1,525,000	AAA	Monmouth County Improvement Authority Revenue, Governmental Loan, AMBAC-Insured, 5.750% due 12/1/19	1,734,596
1,000,000	Aaa*	Morristown Parking Authority, Guaranteed Revenue, FSA-Insured, 5.150% due 8/1/25	1,029,530
1,000,000	AAA	New Jersey Building Authority, State Building Revenue, MBIA-Insured, 5.000% due 6/15/18	1,049,530
		New Jersey EDA:
		Municipal Loan Pool, FSA-Insured:
765,000	Aaa*	5.125% due 11/15/14	832,397
1,200,000	Aaa*	5.400% due 11/15/20	1,305,144
695,000	NR	Waste Paper Recycling Revenue, (Marcal Paper Mills Inc. Project), 8.500% due 2/1/10 (c)	640,575
3,000,000	AAA	New Jersey Sports & Exposition Authority, Monmouth Park, Series A, (Call 1/1/05 @ 102), 8.000% due 1/1/25 (b)	3,106,590
2,300,000	A-	South Jersey Port Corp. Revenue, 5.000% due 1/1/20	2,376,682
		Tobacco Settlement Financing Corp.:
10,000,000	BBB	5.000% due 6/1/15 (b)	9,205,400
1,940,000	BBB	5.750% due 6/1/32	1,786,682

			42,010,305

Pollution Control — 0.9%
2,000,000	Aaa*	North Hudson Sewer Authority Revenue, FGIC-Insured, 5.250% due 8/1/19	2,187,460

Solid Waste — 2.0%
1,950,000	B1*	Atlantic County Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16	1,961,154
2,500,000	AA-	Mercer County Improvement Authority, County Guaranteed Solid Waste Revenue, 5.750% due 9/15/16	2,777,200

			4,738,354

Transportation — 21.2%
2,000,000	AAA	Delaware River & Bay Authority, Development Revenue, Series A, AMBAC-Insured, 5.750% due 1/1/29	2,198,980
		Delaware River & Joint Toll Bridge Commission, Pennsylvania Bridge Revenue:
2,845,000	A-	5.000% due 7/1/22	2,946,652
2,000,000	A-	5.000% due 7/1/23	2,058,340

See Notes to Financial Statements.

11        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued) September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Transportation — 21.2% (continued)
$ 800,000	Baa2*	Essex County Improvement Authority, Airport Project Revenue, County Guaranteed, 6.800% due 11/1/21 (c)	$804,168
		New Jersey EDA:
1,000,000	CCC	EDR, (American Airlines Inc. Project), 7.100% due 11/1/31 (c)	674,290
4,000,000	B	Special Facilities Revenue, (Continental Airlines Inc. Project), 7.000% due 11/15/30 (c)	3,102,360
6,000,000	AAA	Transportation Project, Sublease, Series A, FSA-Insured, (Pre-refunded — Escrowed with state and local government securities to 5/1/09 Call @ 101), 5.250% due 5/1/17 (b)	6,686,640
3,000,000	AAA	New Jersey State Highway Authority, Garden State Parkway, General Revenue, Series Parkway, (Call 1/1/10 @ 101), 5.625% due 1/1/30 (b)(d)	3,429,780
		New Jersey State Transportation Trust Fund Authority, Transportation System:
6,030,000	AAA	Series A, (Call 6/15/09 @ 100), 5.000% due 6/15/17 (b)(d)	6,648,618
2,500,000	AAA	Series B, MBIA-Insured, 5.000% due 12/15/21	2,622,925
		New Jersey State Turnpike Authority, Revenue Bonds, Series C, IBC/MBIA-Insured:
220,000	AAA	6.500% due 1/1/16	269,542
780,000	AAA	6.500% due 1/1/16 (e)	957,310
		Port Authority of New York & New Jersey:
5,000,000	AA-	Revenue, 132nd Series, 5.000% due 9/1/26 (b)	5,135,250
		Special Obligation Revenue:
1,500,000	A-1+	3rd Installment, 1.740% due 6/1/20 (f)	1,500,000
		5th Installment:
3,500,000	NR	6.750% due 10/1/19 (b)(c)	3,631,985
100,000	A-1+	1.740% due 8/1/24 (f)	100,000
6,385,000	AAA	South Jersey Transportation Authority, Transportation System Revenue, AMBAC-Insured, 5.125% due 11/1/22 (b)	6,748,753

			49,515,593

Utilities — 6.0%
1,000,000	AAA	Camden County Municipal Utilities Authority, Sewer Revenue, FGIC-Insured, 5.250% due 7/15/17	1,078,250
1,000,000	AAA	Deptford Township Municipal Utilities Authority Revenue, AMBAC-Insured, 5.500% due 2/1/23	1,083,170
2,500,000	AAA	Hamilton Township, Atlantic County Municipal Utilities Authority, FGIC-Insured, 5.000% due 8/15/17	2,646,200
1,385,000	AAA	Kearny Municipal Utilities Authority Revenue, FGIC-Insured, 7.300% due 11/15/18	1,772,842
2,725,000	AAA	Middlesex County Improvement Authority, Utilities System Revenue, (Perth Amboy Franchise Project), Series A, AMBAC-Insured, 5.000% due 9/1/29	2,783,506
1,000,000	AAA	Middlesex County Utilities Authority, Sewer Revenue, Series A, MBIA-Insured, 6.250% due 8/15/10	1,124,550

See Notes to Financial Statements.

12        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued) September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Utilities — 6.0% (continued)
$1,000,000	AAA	New Jersey EDA, Natural Gas Facilities Revenue, (NJ Natural Gas Co. Project), Series A, AMBAC-Insured, 6.250% due 8/1/24	$1,025,300
2,500,000	BBB	Salem County, Pollution Control Financing Authority, PCR, (PSEG Power Project), Series A, 5.750% due 4/1/31 (c)	2,562,425

			14,076,243

Water and Sewer — 2.3%
2,000,000	AAA	New Jersey EDA, Water Facilities Revenue, American Water Co. Inc. Project, Series B, FGIC-Insured, 5.375% due 5/1/32 (c)	2,070,380
3,000,000	Aaa*	North Hudson Sewer Authority Revenue, Series A, FGIC-Insured, 5.250% due 8/1/18 (b)	3,319,620

			5,390,000

		TOTAL INVESTMENTS — 96.1% (Cost — $215,527,243**)	224,485,998
		Other Assets in Excess of Liabilities — 3.9%	9,020,368

		TOTAL NET ASSETS — 100.0%	$233,506,366

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service.
(b)	All or portion of this security has been segregated and/or held as collateral for open futures contracts commitments.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)	Pre-Refunded bonds are escrowed by U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f)	Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**	Aggregate cost for Federal income tax purposes is substantially the same.

See pages 14 and 15 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

13        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B and CCC

—  Bonds rated “BB”, “B” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “B”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—  Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

14       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch”) — Ratings from “BBB” to “BB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA

—  Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB

—  Bonds rated “BBB” by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

—  Bonds rated “BB” by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Abbreviations* (unaudited)

ACA	— ACA Financial Guaranty Corp.
AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
BIG	— Bond Investors Guaranty
CGIC	— Capital Guaranty Insurance Company
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
FLAIRS	— Floating Adjustable Interest Rate Securities
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financing Security Assurance
GIC	— Guaranteed Investment Contract

GNMA	— Government National Mortgage Association
GO	— General Obligation Bonds
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
INFLOS	— Inverse Floaters
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PCR	— Pollution Control Revenue
RIBS	— Residual Interest Bonds
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand
VRWE	— Variable Rate Wednesday Demand

*	Abbreviations may or may not appear in the schedule of investments.

15       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	September 30, 2004

ASSETS:
Investments, at value (Cost — $215,527,243)	$224,485,998
Cash	12,638
Receivable for securities sold	5,471,101
Interest receivable	3,465,471
Receivable from broker — variation margin	314,844
Receivable for Fund shares sold	136,142

Total Assets	233,886,194

LIABILITIES:
Payable for Fund shares reacquired	179,878
Investment advisory fee payable	57,813
Administration fee payable	38,542
Distribution plan fee payable	24,325
Accrued expenses	79,270

Total Liabilities	379,828

Total Net Assets	$233,506,366

NET ASSETS:
Par value of capital shares ($0.001 par value, 100,000,000 shares authorized)	$18,670
Capital paid in excess of par value	236,702,139
Undistributed net investment income	201,366
Accumulated net realized loss from investment transactions and futures contracts	(11,012,119)
Net unrealized appreciation of investments and futures contracts	7,596,310

Total Net Assets	$233,506,366

Shares Outstanding:
Class A	14,313,226

Class B	2,712,812

Class C	1,644,032

Net Asset Value:
Class A	$12.51

Class B *	$12.51

Class C	$12.51

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$13.03

*	Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Statement of Operations (unaudited)

For the Six Months Ended September 30, 2004 INVESTMENT INCOME:
Interest	$6,449,202

EXPENSES:
Investment advisory fee (Note 2)	359,076
Distribution plan fees (Notes 2 and 4)	326,455
Administration fee (Note 2)	239,384
Audit and legal	31,235
Transfer agency services (Notes 2 and 4)	30,357
Shareholder communications (Note 4)	22,515
Custody	19,350
Directors’ fees	5,619
Registration fees	2,243
Other	4,375

Total Expenses	1,040,609
Less: Management fee waiver (Notes 2 and 8)	(21,508)
Net Expenses	1,019,101

Net Investment Income	5,430,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	218,487
Futures contracts	(496,412)

Net Realized Loss	(277,925)

Net Decrease in Unrealized Appreciation of Investments	(2,583,794)

Net Loss on Investments and Futures Contracts	(2,861,719)

Increase in Net Assets From Operations	$2,568,382

See Notes to Financial Statements.

17        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended September 30, 2004 (unaudited)

and the Year Ended March 31, 2004

	September 30	March 31
OPERATIONS:
Net investment income	$5,430,101	$11,099,807
Net realized loss	(277,925)	(699,364)
Net increase (decrease) in unrealized appreciation	(2,583,794)	1,282,333

Increase in Net Assets From Operations	2,568,382	11,682,776

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,345,062)	(11,072,252)
In excess of net investment income	—	(126,541)

Decrease in Net Assets From Distributions to Shareholders	(5,345,062)	(11,198,793)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	9,213,903	34,195,811
Net asset value of shares issued for reinvestment of distributions	2,957,166	6,292,645
Cost of shares reacquired	(23,475,163)	(37,056,368)

Increase (Decrease) in Net Assets From Fund Share Transactions	(11,304,094)	3,432,088

Increase (Decrease) in Net Assets	(14,080,774)	3,916,071
NET ASSETS:
Beginning of period	247,587,140	243,671,069

End of period*	$233,506,366	$247,587,140

* Includes undistributed net investment income of:	$201,366	$116,327

See Notes to Financial Statements.

18        Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares(1)	2004(2)		2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$12.65		$12.62	$12.41	$12.45		$11.96	$13.26

Income (Loss) From Operations:
Net investment income	0.29		0.60	0.62	0.64	(3)	0.65	0.65
Net realized and unrealized gain (loss)	(0.14)		0.03	0.22	(0.04	)(3)	0.50	(1.21)

Total Income (Loss) From Operations	0.15		0.63	0.84	0.60		1.15	(0.56)

Less Distributions From:
Net investment income	(0.29)		(0.59)	(0.62)	(0.64)		(0.66)	(0.64)
In excess of net investment income	—		(0.01)	(0.01)	—		—	—
Net realized gains	—		—	—	—		—	(0.10)

Total Distributions	(0.29)		(0.60)	(0.63)	(0.64)		(0.66)	(0.74)

Net Asset Value, End of Period	$12.51		$12.65	$12.62	$12.41		$12.45	$11.96

Total Return(4)	1.21	%‡	5.07%	6.84%	4.91%		9.92%	(4.28)%

Net Assets, End of Period (millions)	$179		$189	$178	$168		$152	$136

Ratios to Average Net Assets:
Expenses	0.72	%†(5)	0.75%	0.74%	0.75%		0.76%	0.74%
Net investment income	4.67	†	4.68	4.89	5.08	(3)	5.34	5.26

Portfolio Turnover Rate	2%		7%	11%	6%		18%	21%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended September 30, 2004 (unaudited).
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.07%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment advisor waived a portion of its advisory fee for the period ended September 30, 2004. If such fees were not waived, the actual expense ratio for Class A shares would have been 0.74%.
‡	Total return is not annualized, as it may not be representative of the total return for the period.
†	Annualized.

See Notes to Financial Statements.

19       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares(1)	2004(2)		2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$12.66		$12.63	$12.41	$12.45		$11.95	$13.25

Income (Loss) From Operations:
Net investment income	0.26		0.53	0.55	0.56	(3)	0.58	0.59
Net realized and unrealized gain (loss)	(0.15)		0.04	0.23	(0.03	)(3)	0.51	(1.22)

Total Income (Loss) From Operations	0.11		0.57	0.78	0.53		1.09	(0.63)

Less Distributions From:
Net investment income	(0.26)		(0.53)	(0.55)	(0.57)		(0.59)	(0.57)
In excess of net investment income	—		(0.01)	(0.01)	—		—	—
Net realized gains	—		—	—	—		—	(0.10)

Total Distributions	(0.26)		(0.54)	(0.56)	(0.57)		(0.59)	(0.67)

Net Asset Value, End of Period	$12.51		$12.66	$12.63	$12.41		$12.45	$11.95

Total Return(4)	0.85	%‡	4.54%	6.35%	4.33%		9.38%	(4.82)%

Net Assets, End of Period (millions)	$34		$38	$45	$44		$50	$55

Ratios to Average Net Assets:
Expenses	1.26	%†(5)	1.28%	1.26%	1.27%		1.29%	1.26%
Net investment income	4.12	†	4.15	4.37	4.49	(3)	4.82	4.74

Portfolio Turnover Rate	2%		7%	11%	6%		18%	21%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended September 30, 2004 (unaudited).
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment advisor waived a portion of its advisory fee. If such fees were not waived, the actual expense ratio for Class B shares would have been 1.28%.
‡	Total return is not annualized, as it may not be representative of the total return for the period.
†	Annualized.

See Notes to Financial Statements.

20       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class C Shares(1)(2)	2004(3)		2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$12.66		$12.63	$12.41	$12.44		$11.95	$13.25

Income (Loss) From Operations:
Net investment income	0.26		0.52	0.55	0.56	(4)	0.57	0.59
Net realized and unrealized gain (loss)	(0.15)		0.04 (4)	0.22	(0.02	)(4)	0.50	(1.23)

Total Income (Loss) From Operations	0.11		0.56	0.77	0.54		1.07	(0.64)

Less Distributions From:
Net investment income	(0.26)		(0.52)	(0.54)	(0.57)		(0.58)	(0.56)
In excess of net investment income	—		(0.01)	(0.01)	—		—	—
Net realized gains	—		—	—	—		—	(0.10)

Total Distributions	(0.26)		(0.53)	(0.55)	(0.57)		(0.58)	(0.66)

Net Asset Value, End of Period	$12.51		$12.66	$12.63	$12.41		$12.44	$11.95

Total Return(5)	0.84	%‡	4.48%	6.30%	4.36%		9.24%	(4.86)%

Net Assets, End of Period (millions)	$21		$21	$21	$18		$13	$9

Ratios to Average Net Assets:
Expenses	1.29	%†(6)	1.31%	1.31%	1.32%		1.33%	1.32%
Net investment income	4.10	†	4.12	4.32	4.49	(4)	4.76	4.70

Portfolio Turnover Rate	2%		7%	11%	6%		18%	21%

(1)	Effective April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended September 30, 2004 (unaudited).
(4)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	The investment advisor waived a portion of its advisory fee. If such fees were not waived, the actual expense ratio for Class C shares would have been 1.31%.
‡	Total return is not annualized, as it may not be representative of the total return for the period.
†	Annualized.

See Notes to Financial Statements.

21       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationship between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from

22       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

(e) Class Accounting. Class specific expenses are charged to each class; investment advisory fees and general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(f) Federal Income Taxes. The Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

(g) Exempt-Interest Dividends and Other Distributions. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. It is the Fund’s policy to distribute dividends monthly. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

23       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended September 30, 2004, SBFM waived a portion of its management fee in the amount of $21,508.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2004, the Fund paid transfer agent fees of $27,898 to CTB.

On February 2, 2004, sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed Class C shares.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only

24       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2004, CGM received sales charges of approximately $134,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$33,000	$1,000

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended September 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,879,765

Sales	14,927,846

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,761,981
Gross unrealized depreciation	(3,803,226)

Net unrealized appreciation	$8,958,755

At September 30, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	775	12/04	$85,607,086	$86,969,531	$(1,362,445)

25       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$137,025	$116,543	$72,887

For the six months ended September 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Service Expenses	$18,961	$8,084	$3,312

For the six months ended September 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C
Shareholder Communication Expenses	$14,376	$5,914	$2,225

5.	Distributions Paid to Shareholders by Class

	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Class A
Net investment income	$4,198,316	$8,487,557
In excess of net investment income	—	94,127

Total	$4,198,316	$8,581,684

Class B
Net investment income	$726,760	$1,727,572
In excess of net investment income	—	21,595

Total	$726,760	$1,749,167

Class C
Net investment income	$419,986	$857,123
In excess of net investment income	—	10,819

Total	$419,986	$867,942

26       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

At September 30, 2004, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, Class L shares were renamed as Class C shares.

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2004		Year Ended March 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	586,878	$7,383,730	2,129,437	$27,135,460
Shares issued on reinvestment	188,727	2,367,320	381,820	4,853,224
Shares reacquired	(1,360,550)	(17,131,475)	(1,723,464)	(21,914,449)

Net Increase (Decrease)	(584,945)	$(7,380,425)	787,793	$10,074,235

Class B
Shares sold	68,249	$857,138	305,970	$3,883,822
Shares issued on reinvestment	28,456	357,123	72,636	923,292
Shares reacquired	(377,407)	(4,745,069)	(930,612)	(11,844,796)

Net Decrease	(280,702)	$(3,530,808)	(552,006)	$(7,037,682)

Class C†
Shares sold	77,523	$973,035	248,943	$3,176,529
Shares issued on reinvestment	18,542	232,723	40,593	516,129
Shares reacquired	(127,244)	(1,598,619)	(258,591)	(3,297,123)

Net Increase (Decrease)	(31,179)	$(392,861)	30,945	$395,535

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

7.	Capital Loss Carryforward

On March 31, 2004, the Fund had a net capital loss carryforward of $5,413,000, of which $898,000 expires in 2008, $3,182,000 expires in 2009, $621,000 expires in 2010 and $712,000 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

27       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

28       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

29       Smith Barney New Jersey Municipals Fund Inc.      |      2004 Semi-Annual Report

SMITH BARNEY

NEW JERSEY MUNICIPALS FUND INC.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Joseph J. McCann*

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative

Officer

James M. Giallanza

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and
Investment Officer

David T. Fare

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money
Laundering Compliance
Officer and Chief Compliance Officer

OFFICERS (continued)

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

*	Mr. McCann became Director Emeritus on June 30, 2004.

Smith Barney New Jersey Municipals Fund Inc.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc., but it may also be used as sales literature when preceeded or accompanied by a current prospectus.

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus.

Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0450 11/0404-7391

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney New Jersey Municipals Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date:	December 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Smith Barney New Jersey Municipals Fund Inc.

Date:	December 8, 2004

By:	/s/ JAMES M. GIALLANZA
James M. Giallanza Chief Financial Officer of Smith Barney New Jersey Municipals Fund Inc.

Date:	December 8, 2004